UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): May 20, 2004

INTERNATIONAL STEEL GROUP INC.
(Exact Name of Registrant as Specified in Charter)

Delaware	1-31926	71-0871875
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3250 Interstate Drive, Richfield, Ohio (Address of Principal Executive Offices)		44286-9000 (Zip Code)

Registrant’s telephone number, including area code: (330) 659-9100

(Former Name or Former Address, if Changed Since Last Report)

Item 9. Regulation FD Disclosure
SIGNATURE
INDEX TO EXHIBITS
ISG-LEADING MARKET POSITIONS
RECONCILIATION OF NON-GAAP FINANCIAL MEASURES

Item 9. Regulation FD Disclosure

     On May 20, 2004, certain members of senior management of International Steel Group Inc. are scheduled to make a presentation at an investor conference sponsored by Goldman Sachs & Co.

     During its presentation at that conference, management intends to present a slide presentation, portions of which are attached hereto as Exhibit 99.1. In addition, a reconciliation of certain non-GAAP financial measures used in such slides is attached hereto as Exhibit 99.2.

     The information in this Report (including Exhibits 99.1 and 99.2) is furnished pursuant to Item 9 and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that Section, nor shall it be incorporated by reference in any filing of the Company under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific reference in such filing. The information in this Report will not be deemed an admission as to the materiality of any information required to be disclosed solely to satisfy the requirements of Regulation FD.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

INTERNATIONAL STEEL GROUP INC.
	By:	/s/ Brian D. Kurtz
		Name:	Brian D. Kurtz
Dated: May 20, 2004		Title:	Vice President — Finance and Treasurer

INDEX TO EXHIBITS

Exhibit Number	Exhibit

99.1	Portions of slide presentation given on May 20, 2004.

99.2	Reconciliation of non-GAAP financial measures used in such slide presentation.